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    As filed with the Securities and Exchange Commission on January 3, 1996

                                                       Registration No. 33-72518
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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          ----------------------------

                               AMENDMENT NO. 1 TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                          ----------------------------

                           TRANSCISCO INDUSTRIES, INC.

             (Exact name of registrant as specified in its charter)

           Delaware                                     94-2989345
    State of Incorporation                  (I.R.S. Employer Identification No.)

                        601 California Street, Suite 1301
                         San Francisco, California 94108
                                 (415) 477-9700
          (Address and telephone number of principal executive offices)

                                  -------------

                                 Steven L. Pease
                      President and Chief Executive Officer
                           Transcisco Industries, Inc.
                        601 California Street, Suite 1301
                         San Francisco, California 94108
                                 (415) 477-9700
            (Name, address and telephone number of agent for service)

                                  -------------
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         By this amendment, the Transcisco Industries, Inc. deregisters all securities offered pursuant to this Registration Statement remaining unsold.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto, duly authorized, in the City of San Francisco, State of California on December
31, 1995.

                                              TRANSCISCO INDUSTRIES, INC.


                                              By:/s/ Steven L. Pease
                                                 ------------------------------
                                                 Steven L. Pease, President and
                                                 Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                         Title                              Date
---------                         -----                              ----
/s/ Steven L. Pease               President and Chief Executive      December 31, 1995
-----------------------------     Officer (Principal Executive
Steven L. Pease                   Officer) and Director


/s/ Gregory S. Saunders           Vice President and Controller      December 31, 1995
-----------------------------     (Principal Financial and
Gregory S. Saunders               Accounting Officer)



/s/ Eugene M. Armstrong           Chairman of the Board              December 31, 1995
-----------------------------     of Directors
Eugene M. Armstrong


/s/ Ottokarl F. Finsterwalder     Director                           December 31, 1995
-----------------------------
Ottokarl F. Finsterwalder


/s/ George A. Tedesco             Director                           December 31, 1995
-----------------------------
George A. Tedesco


/s/ William E. Greenwood          Director                           December 31, 1995
-----------------------------
William E. Greenwood


/s/ Brian P. Friedman             Director                           December 31, 1995
-----------------------------
Brian P. Friedman